Supplement to

calvert VP SRI EQUITY PORTFOLIO

Calvert Variable Products Portfolios Prospectus

dated April 30, 2011

Date of Supplement: January 31, 2012

William R. Hackney III is no longer a Portfolio Manager for Calvert VP SRI Equity Portfolio.  Accordingly, please remove the references to Mr. Hackney in the portfolio manager chart under “Portfolio Management” in the Fund Summary on page 7 and under “Management of Portfolio Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert VP SRI Equity Portfolio” on page 29.